UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 19, 2008

HILB ROGAL & HOBBS COMPANY
(Exact name of registrant as specified in its charter)

Commission file number: 0-15981

Virginia	54-1194795
(State of incorporation)	(I.R.S. Employer Identification No.)

4951 Lake Brook Drive, Suite 500
Glen Allen, Virginia	23060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 747-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 19, 2008, Hilb Rogal & Hobbs Company (the “Company”) entered into an amendment (the “Amendment”) to the Agreement and Plan of Merger, dated as of June 7, 2008 (the “Merger Agreement”), by and among Willis Group Holdings Limited, Hermes Acquisition Corp. and the Company. The Amendment modifies the Merger Agreement to eliminate the requirement that the Company terminate its 401(k) plan effective with the closing of the merger, but retains the requirement that the participants in the Company’s 401(k) plan be fully vested in their account balances immediately prior to the closing of the merger.

The foregoing description of the Amendment does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 9.01 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description of Exhibit
No.

99.1	Amendment No. 1 to the Agreement and Plan of Merger, dated as of September 19, 2008, by and among Willis Group Holdings Limited, Hermes Acquisition Corp. and Hilb Rogal & Hobbs Com-
pany

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILB ROGAL & HOBBS COMPANY

By: /s/ A. Brent King
Name: A. Brent King
Title: Vice President and General Counsel

Date: September 19, 2008

Exhibit 99.1

     AMENDMENT NO. 1 TO THE
AGREEMENT AND PLAN OF MERGER

                   AMENDMENT NO. 1, dated September 19, 2008 (this “Amendment”), to that certain Agreement and Plan of Merger, dated as of June 7, 2008 (the “Agreement”), by and among Willis Group Holdings Limited, a Bermuda exempted company (“Parent”), Hermes Acquisition Corp., a Virginia corporation (“Merger Sub”), and Hilb Rogal & Hobbs Company, a Virginia corporation (the “Company”).

W I T N E S S E T H:

                   WHEREAS, each of Parent, Merger Sub, and the Company agrees that it is in their mutual best interests to enter into this Amendment in accordance with Section 8.2 of the Agreement.

                   NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

     1.               Defined Terms. All capitalized terms used herein but not defined herein shall have the meanings set forth in the Agreement.

     2.               Amendment to Section 5.14(d). The parties hereby agree that Section 5.14(d) of the Agreement is hereby amended and restated in its entirety to read as follows:

“(d)        Prior to the Effective Time, the Board of Directors of the Company shall adopt such resolutions as are necessary to fully vest the participants in the Company’s Retirement Savings Plan in their account balances under such plan effective as of immediately prior to the Effective Time.”

     3.               Entire Agreement. Except as set forth herein, all of the terms and conditions of the Agreement shall remain in effect without modification.

     4.               Counterparts. This Amendment No. 1 may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that each party need not sign the same counterpart.

     5.               Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, applicable to contracts executed in and to be performed entirely within that state.

Remainder of Page Intentionally Left Blank

                   IN WITNESS WHEREOF, Parent, Merger Sub and the Company have caused this Amendment No. 1 to be executed by their respective officers thereunto duly authorized as of the date first above written.

WILLIS GROUP HOLDINGS LIMITED

By: /s/ Adam G. Ciongoli
Name: Adam G. Ciongoli
Title: Group General Counsel

HERMES ACQUISITION CORP.

By: /s/ Donald J. Bailey
Name: Donald J. Bailey
Title: President

HILB ROGAL & HOBBS COMPANY

By: /s/ A. Brent King
Name: A. Brent King
Title: Vice President and General Counsel

Signature Page to Amendment No. 1 to the Agreement and Plan of Merger